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                                                                 Exhibit 10.23


                            STATEMENT WITH RESPECT TO
                 SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                               FASTNET CORPORATION


         FASTNET Corporation, a Pennsylvania corporation (hereinafter called the "Corporation"), does hereby make this Statement with Respect to Shares under the corporate seal of the Corporation and does hereby state and certify that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, the Board of Directors has duly adopted the following resolutions:

SERIES A CONVERTIBLE PREFERRED STOCK

         RESOLVED, that, pursuant to Article Seventh of the Articles of Incorporation, which authorizes 10,000,000 shares of preferred stock, no par value per share, and Article Eighth of the Articles of Incorporation, which authorizes the Board of Directors to fix by resolution the designations, voting rights, preferences and special rights, if any, the Board of Directors hereby creates a new series of preferred stock called Series A Convertible Preferred Stock and determines the number of shares, designations, voting rights, preferences and special rights of this Series A Convertible Preferred Stock as follows:

8.1 DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK. There is hereby established a series of Preferred Stock designated "Series A Convertible Preferred Stock" (herein referred to as "Series A Preferred Stock"), consisting of 10,000,000 shares, having a stated value of $7.13 per share (the "Series A Stated Value"), and having the relative rights, designations, preferences, qualification, privileges, limitations and restrictions applicable thereto as follows:


         1. DIVIDENDS. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock) on the Common Stock (as adjusted for stock splits, stock dividends, reclassification and the like) on each outstanding share of Series A Preferred Stock, payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. In addition, holders of shares of Series A Preferred Stock shall be entitled to receive any dividends paid to holders of Common Stock on a pro rata basis, with the amount distributable to the holders of shares of Series A Preferred Stock to be computed on the basis of the number of shares of Common Stock that such holders of shares of Series A Preferred Stock would hold if, immediately prior to such dividend or distribution, all of the outstanding shares of such Series A Preferred Stock had been converted into shares of Common Stock

         2. LIQUIDATION.

                  (a) PREFERENCE. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the


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Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $7.13 per share (as adjusted for stock splits, stock dividends, reclassification and the like) for each share of Series A Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive. Notwithstanding the foregoing, holders of Series A Preferred Stock may, in their sole discretion, elect to convert such shares into Common Stock effective immediately prior to and effective upon such liquidation, dissolution or winding up and participate in such liquidation, dissolution or winding up as a holder of Common Stock.

                  (b) REMAINING ASSETS. Upon payment of the preferential amounts required by Section 2(a) above, if assets remain in the Corporation, the holders of the Common Stock shall receive all of the remaining assets of the Corporation pro rata based on the number of shares of Common Stock held by each such holder.

                  (c) CERTAIN ACQUISITIONS.

                           (i) DEEMED LIQUIDATION. For purposes of this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to occur if the Corporation shall sell, convey or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of, (other than as contemplated by Section 4(b)(i)), PROVIDED that this Section 2(c)(i) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation.

                           (ii) VALUATION OF CONSIDERATION. In the event of a deemed liquidation as described in Section 2(c)(i) above, if the consideration received by the Corporation is other than cash or securities, its value will be deemed its fair market value as mutually determined by the Corporation and the holders of at least a majority of the voting power then outstanding shares of Series A Preferred Stock or, if such parties are unable to agree on a value, as determined by an independent valuation firm mutually acceptable to such parties. Any securities shall be valued as follows:

                                    (A) Securities not subject to investment
                  letter or other similar restrictions on free marketability:

                                            (1) If traded on a securities
                           exchange or The Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                                            (2) If actively traded
                           over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and


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                                            (3) If there is no active public
                           market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock or, if such parties are unable to agree on a value, as determined by an independent valuation firm mutually acceptable to such parties.

                                    (B) The method of valuation of securities
                  subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in Section 2(c)(ii)(A) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock or, if such parties are unable to agree on a value, as determined by an independent valuation firm mutually acceptable to such parties.

                           (iii) NOTICE OF TRANSACTION. The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than ten (10) days prior to the stockholders' meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier. The notice shall describe the material terms and conditions of the impending transaction, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) days after the Corporation has given the notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred Stock. The Company shall also give each holder of record of Series A Preferred Stock written notice of the completion of such transaction.

                           (iv) EFFECT OF NONCOMPLIANCE. If the requirements of this Section 2(c) are not complied with, the Corporation shall, in its sole discretion, either cause the closing of the transaction to be postponed until such requirements have been complied with, or cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in
         Section 2(c)(iii) hereof.

         3. REDEMPTION. The Series A Preferred Stock is not redeemable, except as set forth in Section 6(a).

         4. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "CONVERSION RIGHTS"):

                  (a) RIGHT TO CONVERT. Subject to Section 4(c), each holder of shares of Series A Preferred Stock shall have the right, at such holder's option, at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the "Purchase Date"), to convert any such shares of Series A Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying (x)

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the Series A Stated Value, plus all accrued and unpaid dividends per share, by
(y) the number of shares of Series A Preferred Stock being converted, then dividing that product by (z) the Conversion Price (as hereinafter defined and as last adjusted and then in effect) for the shares of Series A Preferred Stock being converted. The "Conversion Price" means $7.13, as may be hereafter adjusted as set forth in Section 4(d).

                  (b) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock immediately upon the earlier of (i) the Corporation's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") or (ii) the close of business of the date specified by written consent or agreement of the holders of at least two-thirds (2/3) of the then outstanding shares of Series A Preferred Stock (each, an "Event of Conversion"). Upon the occurrence of an Event of Conversion, all shares of Series A Preferred Stock then outstanding shall, by virtue of, and simultaneously with, the occurrence of the Event of Conversion and without any action on the part of the holder thereof, be automatically converted into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying (x) the Series A Stated Value, plus all accrued and unpaid dividends per share, by (y) the number of shares of Series A Preferred Stock being converted, then dividing that product by (z) the Conversion Price (as last adjusted and then in effect) for the shares of Series A Preferred Stock being converted. The Corporation shall give each holder of record of Series A Preferred Stock written notice of any Event of Conversion described in clause (i) of Section 4(b).

                  (c) MECHANICS OF CONVERSION. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock under Section 4(a) above, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series A Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle the holder thereof to dividends, if any, on the shares of Series A Preferred Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.


                  (D) CONVERSION PRICE ADJUSTMENTS OF SERIES A PREFERRED STOCK FOR CERTAIN DILUTIVE ISSUANCES, SPLITS AND COMBINATIONS. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                           (i) Issuance of Additional Stock below Purchase Price . If the Corporation shall issue, after the Purchase Date, any Additional Stock (as defined below)

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         without consideration or for a consideration per share less than the
         Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this
         Section 4(d)(i), unless otherwise provided in this Section 4(d)(i).

                                    (A) ADJUSTMENT FORMULA. Whenever the
                  Conversion Price is adjusted pursuant to this Section
                  (4)(d)(i), the new Conversion Price shall be determined by multiplying the Conversion Price then in effect by a fraction,
                  (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the "OUTSTANDING COMMON") plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price then in effect; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock. For purposes of the foregoing calculation, the term "Outstanding Common" shall include shares of Common Stock deemed issued pursuant to
                  Section 4(d)(i)(E) below.
                                    (B) DEFINITION OF "ADDITIONAL STOCK". For
                  purposes of this Section 4(d)(i), "ADDITIONAL STOCK" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(E)) by the Corporation after the Purchase Date) other than

                                          (1) Shares of Common Stock issued
                           pursuant to a transaction described in Section 4(d)
                           (ii) hereof,

                                          (2) Shares of Common Stock issuable or
                           issued to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Corporation,

                                            (3)      Shares of Common Stock
                           issued or issuable upon conversion of the Series A Preferred Stock, and

                                            (4) Pursuant to subscriptions,
                           warrants, options convertible securities or other rights which were outstanding on the Purchase Date.

                                    (C) NO FRACTIONAL ADJUSTMENTS. No adjustment
                  of the Conversion Price for the Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.

                                    (D) DETERMINATION OF CONSIDERATION. In the
                  case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

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                  In the case of the issuance of the Common Stock for a
                  consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                                    (E) DEEMED ISSUANCES OF COMMON STOCK. In the
                  case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 4(d)(i):

                                            (1) The aggregate maximum number of
                           shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 4(d)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                                            (2) The aggregate maximum number of
                           shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in
                           Section 4(d)(i)(D)).

                                            (3) In the event of any change in
                           the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using

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                           such options, rights or securities, shall be
                           recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                            (4) Upon the expiration of any such
                           options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                                            (5) The number of shares of Common
                           Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 4(d)(i)(E)(1) and 4(d)(i)(E)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(d)(i)(E)(3) or 4(d)(i)(E)(4).

                                    (F)NO INCREASED CONVERSION PRICE.
                  Notwithstanding any other provisions of this Section
                  (4)(d)(i), except to the limited extent provided for in Sections 4(d)(i)(E)(3) and 4(d)(i)(E)(4), no adjustment of the Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                           (ii) STOCK SPLITS AND DIVIDENDS. In the event the Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents, determined from time to time in the manner provided for deemed issuances in
         Section 4 (d)(i)(E).

                           (iii) REVERSE STOCK SPLITS. If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of

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         the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                  (e) OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(ii), then, in each such case for the purpose of this Section 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

                  (f) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

                  (g) NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.

                  (h) NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

                           (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock. Instead of any fractional share, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the fair market value of one share of Common Stock multiplied by such fractional interest. For purposes of the preceding sentence, fair market value shall be determined using the method of valuing securities found in Section 2(c)(ii) above. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

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                           (ii) Upon the occurrence of each adjustment or
         readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of the Series A Preferred Stock.

                  (i) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  (j) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles of Incorporation.

                  (k) NOTICES. Any notice required by the provisions of this
Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

         5. VOTING RIGHTS. The holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A

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Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

         6. PROTECTIVE PROVISIONS. So long as shares of Series A Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, or recapitalizations and the like), the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds (2/3) of the then outstanding shares of Series A Preferred Stock, voting together as a class:

                  (a) effect a transaction described in Section 2(c)(i) above; PROVIDED, HOWEVER, that in the case of a merger or sale of all or substantially all of its assets, if the holders of at least two-thirds (2/3) of the then outstanding Series A Preferred Stock do not approve such transaction, the Corporation shall have the option, in its sole discretion, to either accept the vote of the holders of Series A Preferred Stock, and remain subject to the restrictions set forth in this Section 6, or purchase from all of the holders of Series A Preferred Stock the total number of shares of Series A Preferred Stock held by each such holder at a price per share equal to $7.13, plus any accrued but unpaid dividends, plus eight percent (8%) annual interest accruing from the date such shares were purchased until such buy back date. If the Corporation chooses to elect to purchase the shares of Series A Preferred Stock as provided for in this Section 6(a), it shall provide notice of such decision to each holder of Series A Preferred Stock within ten days of the vote by the holders of the Series A Preferred Stock. The closing of the purchase of such shares shall take place within 20 days of the receipt of such notice by the holders of Series A Preferred Stock.

                  (b) alter, amend or otherwise change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series;

                  (c) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

                  (d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security, having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends, redemption or upon liquidation;

                  (e) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; PROVIDED, HOWEVER, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal;

                  (f) change the principal business of the Corporation; or

                  (g) increase the number of authorized directors of the Corporation.

         7. STATUS OF CONVERTED STOCK. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation and such converted shares, without further action on the


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


part of the Corporation or its shareholders, shall be eliminated from the Corporation's authorized capital stock.



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




         IN WITNESS WHEREOF, the Corporation has caused this Statement with Respect to Shares to be signed by the officer of the Corporation whose signature is set forth below on this 2nd day of August, 1999.

                                        FASTNET CORPORATION


                                        /s/ David K. VanAllen
                                        ---------------------------------
                                        David K. VanAllen
                                        Chairman of the Board &
                                        Chief Executive Officer


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